Table 1 – Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned
1. Title of Security (Instr. 3)	2. Transaction Date (Month/Day/Year)	2A. Deemed Execution Date, if any (Month/Day/Year)	3. Trans- action Code (Instr. 8)		4. Securities Acquired (A) or Disposed of (D) (Instr. 3, 4 and 5)					5. Amount of Securities Beneficially Owned Following Reported Transaction(s) (Instr. 3 and 4)		6. Owner- ship Form: Direct (D) or Indirect (I) (Instr. 4)	7. Nature of Indirect Beneficial Ownership (Instr. 4)
			Code (P) or (S)	V	Amount		(A) or (D)	Price
Common Stock, par value $0.01 per share(1)(2)	7/1/2020		S		14,230		D	$17.09		58,846,918	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/1/2020		P		62,634		A	$17.04		58,909,552	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/1/2020		P		495		A	$16.99		58,910,047	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/1/2020		S		25,000		D	$17.00		58,885,047	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/1/2020		P		20		A	$17.00		58,885,067	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/2/2020		P		25		A	$17.61		58,892,542	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/2/2020		P		635		A	$17.61		58,893,177	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/2/2020		P		1,077		A	$17.61		58,894,254	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/2/2020		P		990		A	$17.61		58,895,244	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/2/2020		P		384		A	$17.61		58,895,628	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/2/2020		P		125		A	$17.65		58,895,753	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/2/2020		S		3,236		D	$17.61		58,892,517	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/6/2020		S		19,700		D	$18.11		58,860,953	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/6/2020		P		19,700		A	$18.11		58,880,653	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/7/2020		P		531		A	$18.53		60,823,079	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/7/2020		S		700		D	$18.45		60,822,379	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/7/2020		P		345		A	$18.53		60,822,724	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/7/2020		P		43		A	$18.55		60,822,767	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/7/2020		P		700		A	$18.45		60,823,467	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/7/2020		P		240		A	$18.53		60,823,707	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/7/2020		S		1,159		D	$18.53		60,822,548	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/10/2020		S		366		D	$18.19		58,880,466	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/10/2020		P		28		A	$18.18		58,880,494	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/10/2020		P		1,305		A	$18.21		58,881,799	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/10/2020		P		1,104		A	$18.19		58,882,903	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/10/2020		S		9		D	$18.19		58,882,894	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/10/2020		S		110		D	$18.19		58,882,784	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/10/2020		S		3,571		D	$18.21		58,879,213	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/10/2020		S		5		D	$18.35		58,879,208	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/10/2020		P		512		A	$18.21		58,879,720	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/10/2020		P		984		A	$18.21		58,880,704	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/10/2020		S		248		D	$18.19		58,880,456	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/10/2020		S		366		D	$18.19		58,880,090	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/10/2020		P		56		A	$18.20		58,880,146	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/10/2020		P		686		A	$18.19		58,880,832	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/13/2020		S		13		D	$18.35		58,930,633	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/13/2020		S		66		D	$18.35		58,930,567	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/13/2020		S		2,016		D	$18.34		58,928,551	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/13/2020		S		9		D	$18.48		58,928,542	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/13/2020		P		339		A	$18.39		58,928,881	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/13/2020		P		572		A	$18.34		58,929,453	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/13/2020		P		858		A	$18.34		58,930,311	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/13/2020		S		329		D	$18.35		58,929,982	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/13/2020		P		13		A	$18.45		58,929,995	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/13/2020		P		989		A	$18.35		58,930,984	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/13/2020		S		249		D	$18.35		58,930,735	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/13/2020		S		323		D	$18.35		58,930,412	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/13/2020		P		234		A	$18.34		58,930,646	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/14/2020		S		975		D	$18.14		58,881,026	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/14/2020		P		184,653		A	$18.08		59,065,679	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/14/2020		S		855		D	$18.14		59,064,824	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/14/2020		S		1,013		D	$18.14		59,063,811	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/14/2020		S		164		D	$18.14		59,063,647	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/14/2020		S		181,646		D	$18.08		58,882,001	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/16/2020		S		10,212		D	$18.85		58,875,769	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/16/2020		P		3,666		A	$18.86		58,879,435	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/16/2020		P		109		A	$18.87		58,879,544	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/16/2020		P		2,068		A	$18.85		58,881,612	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/16/2020		P		10,346		A	$18.86		58,891,958	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/16/2020		S		10,346		D	$18.86		58,881,612	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/16/2020		P		1,686		A	$18.86		58,883,298	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/16/2020		P		52		A	$18.85		58,883,350	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/16/2020		P		2,631		A	$18.86		58,885,981	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/20/2020		P		603		A	$18.78		58,995,412	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/20/2020		P		40		A	$18.78		58,995,452	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/20/2020		P		34		A	$18.79		58,995,486	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/20/2020		S		157		D	$18.79		58,995,329	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/20/2020		P		529		A	$18.79		58,995,858	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/20/2020		S		28,681		D	$18.79		58,967,177	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/20/2020		P		1,207		A	$18.80		58,968,384	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/20/2020		P		448		A	$18.80		58,968,832	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/20/2020		P		1,723		A	$18.80		58,970,555	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/20/2020		S		169		D	$18.79		58,970,386	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/20/2020		S		176		D	$18.79		58,970,210	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/20/2020		P		24,626		A	$18.79		58,994,836	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/20/2020		S		27		D	$18.79		58,994,809	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/23/2020		S		47,745		D	$18.83		58,839,808	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/23/2020		P		47,745		A	$18.83		58,887,553	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/24/2020		S		499		D	$18.46		58,887,904	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/24/2020		P		3,605		A	$18.45		58,891,509	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/24/2020		S		13		D	$18.46		58,891,496	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/24/2020		S		6,965		D	$18.45		58,884,531	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/24/2020		S		525		D	$18.46		58,884,006	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/24/2020		P		515		A	$18.45		58,884,521	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/24/2020		P		78		A	$18.44		58,884,599	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/24/2020		S		9		D	$18.41		58,884,590	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/24/2020		P		415		A	$18.45		58,885,005	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/24/2020		P		2,352		A	$18.45		58,887,357	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/24/2020		S		131		D	$18.46		58,887,226	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/24/2020		S		558		D	$18.46		58,886,668	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/24/2020		P		1,753		A	$18.46		58,888,421	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/24/2020		S		18		D	$18.44		58,888,403	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/27/2020		S		100		D	$19.55		58,880,565	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/27/2020		S		46		D	$19.46		58,880,519	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/27/2020		P		796		A	$19.48		58,881,315	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/27/2020		S		650		D	$19.47		58,880,665	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/28/2020		S		21,796		D	$19.36		58,866,466	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/28/2020		P		21,796		A	$19.36		58,888,262	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/29/2020		S		32		D	$19.66		58,881,128	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/29/2020		S		161		D	$19.66		58,880,967	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/29/2020		P		9,107		A	$19.66		58,890,074	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/29/2020		S		8,624		D	$19.66		58,881,450	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/29/2020		S		2		D	$19.36		58,881,448	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/29/2020		S		148		D	$19.66		58,881,300	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/29/2020		S		140		D	$19.66		58,881,160	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/30/2020		S		4,623		D	$21.97		59,076,233	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	7/30/2020		P		4,623		A	$21.97		59,080,856	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	8/3/2020		S		51		D	$22.59		58,880,662	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	8/3/2020		S		41,004		D	$22.50		58,839,658	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	8/3/2020		P		50,736		A	$22.50		58,890,394	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	8/3/2020		S		1,957		D	$22.50		58,888,437	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	8/3/2020		S		14		D	$22.50		58,888,423	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	8/3/2020		S		849		D	$22.50		58,887,574	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	8/3/2020		S		3,150		D	$22.50		58,884,424	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	8/3/2020		S		3,711		D	$22.50		58,880,713	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	9/29/2020		S		5,222		D	$22.50		43,535,922	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(2)	9/29/2020		P		5,222		A	$22.50		43,541,144	(3)	I	See Footnotes(3)(4)
Common Stock, par value $0.01 per share(1)(6)	11/10/2020		S		16,124,026	(6)	D	$24.81	(6)	27,480,944	(3)(6)(7)	I	See Footnotes(3)(4)(6)(7)

Explanation of Responses:

1.

Without conceding riskless principal trades in connection with client trade facilitation in the ordinary course of business can result in liability under Section 16(b), the amount of profit potentially recoverable by Avantor, Inc. (the “Issuer”) from the reported transactions has been remitted to the Issuer.

2.

These transactions in the Issuer’s common stock (the “Common Stock”) have not previously been reported on Form 4 and were effected by Goldman Sachs & Co. LLC (“Goldman Sachs”) acting as agent on behalf of certain international affiliates that had entered into riskless principal trades in connection with client trade facilitation in the ordinary course of their business.

3.

The Reporting Person is a managing director of Goldman Sachs. Goldman Sachs is a direct subsidiary of The Goldman Sachs Group, Inc. (“GS Group”). The Reporting Person disclaims beneficial ownership of the securities reported herein except to the extent of her pecuniary interest therein, if any, and this report shall not be deemed an admission that the Reporting Person is the beneficial owner of, or has any pecuniary interest in, such securities for purposes of Section 16 of the Exchange Act, or for any other purpose.

4.

The Reporting Person is currently analyzing additional trading activity in the Issuer's equity securities and, if necessary, will file another Form 4 as promptly as reasonably practicable once that analysis is complete.

5.

The Series A Mandatory Convertible Preferred Stock (the "Preferred Stock") is convertible into shares of the Issuer's Common Stock. At any time prior to May 15, 2022, holders of the Preferred Stock may elect to convert each share of the Preferred Stock into shares of Common Stock at the minimum conversion rate of 3.0395 shares of Common Stock per share of Preferred Stock.

6.

Pursuant to an underwriting agreement, dated November 5, 2020 (the “Underwriting Agreement”), and in connection with the registered public offering of shares of Common Stock pursuant to the final prospectus dated November 5, 2020 and filed with the U.S. Securities and Exchange Commission on November 9, 2020 pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended, which offering was consummated on November 10, 2020 (the “Offering”), StoneBridge 2017, L.P., StoneBridge 2017 Offshore, L.P., VWR Partners, L.P., StoneBridge 2018, L.P., and StoneBridge 2018 Offshore, L.P. (together, the “GS Funds”) and Broad Street Principal Investments, L.L.C. (“BSPI”, together with the GS Funds, the “GS Entities”) sold in aggregate 16,124,026 shares of Common Stock. In Table I above, the per share price of $24.808125 set forth in the Underwriting Agreement has been rounded to the nearest whole cent.

7.

As of November 10, 2020, Goldman Sachs and GS Group may be deemed to beneficially own indirectly 27,357,907 shares of Common Stock by reason of direct beneficial ownership of such shares by the GS Entities. Bridge Street Opportunity Advisors, L.L.C. (“Bridge Street”) is the sole general partner of each of the GS Funds and an indirect wholly-owned subsidiary of GS Group. Goldman Sachs is the manager of BSPI and Bridge Street, and the investment manager of each of the GS Funds.